Name				Symbol(s)
Abitibi-Consolidated
Inc				A
Agnico-Eagle Mines
Limited				AGE
Air Canada			AC
Alcan Aluminium
Limited				AL
Angiotech Pharmaceuticals	ANP
ATI Technologies
Incorporated			ATY
Ballard Power Systems
Inc.				BLD
Bank of Montreal		BMO - ZBM - WBM
Bank of Nova Scotia
(The)				BNS - ZBQ - WBQ
Barrick Gold Corporation	ABX - ZBA - WBA
BCE Emergis Inc.		IFM
BCE Inc.			BCE- ZBC
Biovail Corporation		BVF
Bombardier Inc.			BBD - ZBB - WBB
Brascan Cl. A			BNN
CAE Inc.			CAE
Canada LifeFinancial
Corporation			CL
Canadian Imperial Bank
of Commerce			CM - ZMC - WCO
Canadian National Railway
Company				CNR
Canadian Natural Resources
Limited				CNQ
Canadian Pacific Railway
Limited				CP
Canadien Pacific Ships		TEU
Cascades Inc.			CAS
Celestica Inc.			CLS - LLS - ZLS
CGI Inc. (Group)		GIB
CI Fund Management Inc.		CIX
Cognos Inc.			CSN
Cott Corp.			BCB
Dofasco Inc.			DFS
Domtar Inc.			DTC
Enbridge Inc.			ENB
EnCanaCorporation		ECA
Fairmont Hotels and
Resorts				FHR
Glamis Gold Ltd.		GLG
Goldcorp Inc.			G
Great-West Lifeco Inc.		GWO
Husky Energy			HSE
IAMGold Corporation		IMG
Imperial Oil Limited		IMO
Inco Limited			N
JDS Uniphase Canada Ltd.	JDU
Kinross Gold			K
Loblaw Companies Ltd.		L
Magna International Inc		MG
Manulife Financial
Corporation			MFC
MDS Inc.			MDS
Meridian Gold			MNG
Molson Inc. Cl. A		MOL
National Bank of Canada		NA - ZNA - WNA
Nexen Inc.			NXY
Noranda Inc.			NRD - ZRD
Nortel Networks
Corporation			NT - LNT - ZNT
NOVA Chemicals
Corporation			NCX
Petro-Canada			PCA
PetroKazakhstan			PKN
Placer Dome Inc.		PDG - ZDP - WDP
Power Corporation of
Canada				POW
Precision Drilling
Corporation			PD
QLT Phototherapeutics Inc.	QLT
Research in Motion Limited	RIM
Rogers Communications Inc.	RCI
Royal Bank of Canada		RY - ZRY - WYR
Shaw Comm. Cl. B		SJR
Sun Life Financial		SLF
Suncor Energy Inc.		SU
Talisman Energy Inc.		TLM
Teck Cominco Limited
Cl. B				TEK
TELUS Corporation		T
Thomson Corporation (The)	TOC
Toronto-Dominion
Bank (The)			TD - ZTD - WTD
TransAlta Corporation		TA
TransCanada PipeLines Ltd.	TRP
XEG iUnits Energy Options	XEG
XFN iUnits Financial Option	XFN
XGD iUnits Gold Options		XGD
XIT iUnits Technology
Options				XIT






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